iShares®

iShares Trust (the “Trust”)

Supplement dated June 28, 2024

to the currently effective Summary Prospectus, Prospectus, and Statement of Additional Information for the iShares USD Systematic Bond ETF (USBF)

(the “Fund”)

As announced on June 7, 2024, the Board of Trustees of the Trust approved a proposal to close and liquidate the Fund. After market close on August 12, 2024, the Fund will cease the creation and redemption of Creation Units. Trading in the Fund will be halted prior to market open on August 13, 2024. Proceeds of the liquidation are scheduled to be sent to Fund shareholders on or around August 15, 2024 (the “Liquidation Date”).

While the Fund is in the process of liquidating its portfolio, which is anticipated to commence prior to August 12, 2024, the Fund will hold cash and securities that will not be consistent with its investment objective and strategies and is likely to incur higher tracking error than is typical for the Fund. Furthermore, the Trust cannot assure that there will be a trading market for Fund shares between market close on August 12, 2024 and the Liquidation Date because Fund shares will not be traded on the primary listing exchange identified in the Prospectus for the Fund (the “Listing Exchange”) during that period.

Shareholders may sell their holdings of the Fund on its Listing Exchange until market close on August 12, 2024 and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. As of the Liquidation Date, shares of the Fund will be individually redeemed. If you hold Fund shares on the Liquidation Date, the Fund will automatically redeem your shares for cash based on the net asset value of the Fund as of the close of business on August 12, 2024, which will include any dividends or distributions calculated as of that date.

If you are subject to U.S. federal income tax, the liquidation of a Fund will result in one or more taxable events for you. A sale or exchange of Fund shares prior to the Liquidation Date will generally give rise to a capital gain or loss to you for federal income tax purposes. In connection with the liquidation, a Fund may declare taxable distributions of its investment income or taxable distributions of its net capital gain. Any liquidation proceeds paid to you should generally be treated as received by you in exchange for your shares and will therefore generally give rise to a capital gain or loss, depending on your tax basis. Please consult your personal tax advisor about the potential tax consequences.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-USBFliquid-0724

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